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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): March 12, 1999





                       FINANCIAL ASSET SECURITIES CORP.
            (Exact name of registrant as specified in its charter)


      Delaware                       333-67329                 06-1442101
----------------------------     -----------------         -------------------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
     of Incorporation)              File Number)            Identification No.)


    600 Steamboat Road
   Greenwich, Connecticut                                          06830
-------------------------------                                --------------
  (Address of Principal                                          (Zip Code)
   Executive Offices)


Registrant's telephone number, including area code (203) 622-2700

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


Item 5.    Other Events.

Filing of Computational and Certain Other Materials.*

         In connection with the offering of the United PanAm Mortgage Loan Trust, Asset-Backed Certificates, Series 1999-1 (the "Certificates"), Greenwich Capital Markets, Inc., as underwriter of the Certificates (the "Underwriter"), has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although the Registrant provided the Underwriter with certain information regarding the characteristics of the assets in the related portfolio, it did not participate in the preparation of the Computational Materials. Concurrently with the filing hereof, pursuant to Rule 202 of Regulation S-T, the Registrant is filing certain computational materials by paper filing on Form SE.

         For purposes of this Form 8-K, Computational Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; loss sensitivity; cash flow characteristics; background information regarding the assets; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature, as well as certain matters relating to the collateral for such transaction.

         Pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on Financial Security Assurance Inc., SEC No-Action Letter (July 16, 1993), the Registrant will incorporate by reference the financial statements of Financial Security Assurance, Inc., into the Registrant's registration statement (File No. 333-44067). The financial statements will be referred to in the prospectus supplement relating to United PanAm Mortgage
Loan Trust 1999-1. In connection with the incorporation of such documents by reference, the Registrant is hereby filing the consent of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to the use of their name in such prospectus supplement. The consent of PricewaterhouseCoopers is attached hereto as Exhibit 23.1.

         Concurrently with the filing of this Current Report, the Registrant is hereby filing an Opinion regarding Tax Matters (the "Opinion"). The Opinion is hereby filed as Exhibit 8.1.


* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus and the Prospectus Supplement of Financial Asset Securities Corp. relating to its United PanAm Mortgage Loan Trust 1999-1, Asset-Backed Certificates, Series 1999-1.

Item 7.    Financial Statements, Pro Forma Financial
           Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         8.1          Opinion regarding Tax Matters

         23.1         Consent of PricewaterhouseCoopers

         99.1         Computational Materials

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               FINANCIAL ASSET SECURITIES CORP.



                                               By:  /s/James Raezer
                                                    Name:
                                                    Title:  Vice President



Dated:  March 12, 1999

Exhibit Index


Exhibit                                                                    Page

8.1       Opinion regarding Tax Matters                                      6

23.1      Consent of PricewaterhouseCoopers LLP                              8

99.1      Computational Materials filed on Form SE dated March 12, 1999(P).  9

                  EXHIBIT 8.1: OPINION REGARDING TAX MATTERS



                        [Brown & Wood LLP Letterhead]


                                                         March 11, 1999

Financial Asset Securities Corp.
600 Steamboat Road
Greenwich, Connecticut  06830



          Re:  United PanAm Mortgage Loan Trust 1999-1,
               Asset Backed Certificates, Series 1999-1

 Ladies and Gentlemen:

         We have acted as counsel for Financial Asset Securities Corp. (the "Depositor"), a Delaware corporation, in connection with the purchase and sale of certain single-family mortgage loans (the "Mortgage Loans") to United PanAm Mortgage Loan Trust 1999-1 (the "Trust") established pursuant to a pooling and servicing agreement, dated as of March 1, 1999 (the "Pooling and Servicing Agreement"), among Pan American Bank, FSB, as seller and master servicer, the Depositor, Fairbanks Capital Corp., as special servicer, and Bankers Trust Company, as trustee (the "Trustee"), and the issuance of United PanAm Mortgage Loan Trust 1999-1, Asset Backed Certificates, Series 1999-1, Class A-1, Class A-2, Class P, Class X and Class R Certificates (collectively, the "Certificates"). The Class A-1 and Class A-2 Certificates (the "Offered Certificates") will have the benefit of an irrevocable and unconditional guaranty insurance policy to be issued by Financial Security Assurance Inc. The Depositor will sell the Offered Certificates to Greenwich Capital Markets, Inc. in connection with a public offering thereof.

         The Certificates will represent the entire undivided beneficial ownership interest in the assets of the Trust, which will include, among other things, the Mortgage Loans and any Accounts held by the Trustee for the Trust. Terms not defined herein shall have the meanings assigned thereto in the Pooling and Servicing Agreement.

         In arriving at the opinions expressed below, we have examined such documents and records as we have deemed appropriate, including the following:

          1. The registration statement (No. 333-67329) of the Depositor on Form S-3 on file with the Securities and Exchange Commission.

         2. The Prospectus relating to the Offered Certificates, dated December 4, 1998, as supplemented by the related Prospectus Supplement, dated March 9, 1999.

         3. A signed copy of the Pooling and Servicing Agreement.

         4. Specimens of the Certificates.

         As to any facts material to the following opinions which we did not independently establish or verify, we have relied upon statements and representations of the responsible officers and other representatives of the Depositor and of public officials and agencies.

         Further, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals and the due authorization, execution and delivery of the Pooling and Servicing Agreement by the respective parties thereto (other than the Depositor).

         Based upon the foregoing and consideration of such other matters as we have deemed appropriate, we are of the opinion that, assuming compliance with the Pooling and Servicing Agreement, for federal income tax purposes, the Trust (excluding the Accounts) will qualify as a REMIC within the meaning of
Section 860D of the Internal Revenue Code of 1986, as amended.

         In giving the foregoing opinions, we express no opinion as to the laws of any jurisdiction other than the federal laws of the United States of America. We are furnishing this opinion to you solely for your benefit. This opinion is not to be used, circulated, quoted or otherwise referred to for any other purpose.

                                                 Very truly yours,



                                                 /s/ Brown & Wood LLP

               EXHIBIT 23.1: CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Prospectus Supplement of Pan American Bank, FSB relating to United PanAm Mortgage Loan Asset-Backed Certificates, Series 1999-1 of our report dated January 26, 1998 on our audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997. We also consent to the reference to our Firm under the caption "Experts".

                                      \s\  PricewaterhouseCoopers LLP
                                           PricewaterhouseCoopers LLP


March 10, 1999

                    EXHIBIT 99.1: COMPUTATIONAL MATERIALS


         In accordance with Rule 202 of Regulation S-T, the Computational Materials are being filed on paper pursuant to Form SE.

                               BROWN & WOOD LLP
                            One World Trade Center
                           New York, New York 10048
                           Telephone: (212) 839-5300
                           Facsimile: (212) 839-5599





                                                      March 12, 1999


BY MODEM

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


                  Re:      Financial Asset Securities Corp.
                           United PanAm Mortgage Loan Trust 1999-1

Ladies and Gentlemen:

         On behalf of Financial Asset Securities Corp. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, the Opinion
regarding Tax Matters, the Consent of PricewaterhouseCoopers and the Computational Materials in connection with the above-referenced transaction.



                                                   Very truly yours,

                                                   /s/ Edward B. Locke

                                                   Edward B. Locke


Enclosures